UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2005

Refco Group Ltd., LLC

Refco Finance Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-119701	52-2169014
Delaware	333-119701	20-1400416
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One World Financial Center
200 Liberty Street, Tower A
New York, New York	10281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 693-7000

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

                On May 16, 2005, Refco Group Ltd., LLC announced that its subsidiary, Refco Securities, LLC, has received a “Wells Notice” from the Securities and Exchange Commission (the “SEC”) arising out of the SEC’s previously announced investigation of Refco Securities that commenced in 2001 relating to short sales of stock of Sedona Corporation, as well as other transactions.

                Under the SEC procedures, Refco Securities has the opportunity to make a submission to the staff outlining why it believes any proposed enforcement action should not be brought.  Refco Securities is currently engaged in discussions with the staff regarding the Wells Notice and the possible resolution of this matter, and continues to cooperate fully with the SEC in respect of its investigation.

Item 9.01.              Financial Statements and Exhibits

                (c)  Exhibits

                99.1 Press Release, dated May 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Refco Group Ltd., LLC

Date: May 16, 2005	By:	/s/ Phillip R. Bennett
	Name:	Phillip R. Bennett
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Refco Finance Inc.

Date: May 16, 2005	By:	/s/ Phillip R. Bennett
	Name:	Phillip R. Bennett
	Title:	President